                                                                    EXHIBIT 23.2

                      Consent of PricewaterhouseCoopers LLP

                                                                    EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 19, 2001 relating to the consolidated financial statements and financial statement schedule of Paradyne Networks, Inc., which appears in Paradyne Networks, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
April 26, 2001